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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (date of earliest event reported)
                         August 27, 1998




                   BAY VIEW CAPITAL CORPORATION
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      (Exact name of registrant as specified in its charter)




  Delaware                    0-17901               94-3078031
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(State or other            (Commission            (IRS Employer
 jurisdiction of             File No.)            Identification
 incorporation)                                      Number)



1840 Gateway Drive, San Mateo, California                 94404
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(Address of principal executive offices)
(Zip Code)



Registrant's telephone number, including area code: (650) 573-7300
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                               N/A
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 (Former name or former address, if changed since last Report)









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Item  5.  Other Events
----------------------

         On August 27, 1998, Bay View Capital Corporation (the "Company") issued the press releases attached hereto as Exhibit 99.1, 99.2 and 99.3.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

         (c)      Exhibits.

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.










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                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   BAY VIEW CAPITAL CORPORATION

Date: August 31, 1998              By:/s/ David A. Heaberlin
      ---------------                 -----------------------------
                                      David A. Heaberlin
                                      Executive Vice President and
                                       Chief Financial Officer









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                           INDEX TO EXHIBITS


Exhibit
No.                         Description of Exhibit
-------   -------------------------------------------------------

99.1      Press Release dated August 27, 1998

99.2      Press Release dated August 27, 1998

99.3      Press Release dated August 27, 1998